UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2005

Greyhound Lines, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10841	86-0572343
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15110 N. Dallas Parkway, Suite 600, Dallas, Texas		75248
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-789-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Atlantic Greyhound Lines of Virginia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	333-27267-01	58-0869571
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

C/O Greyhound Lines, Inc., 15110 N. Dallas Parkway, Suite 600Dallas, Texas		75248
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 789-7000

n/a
______________________________________________
Former name or former address, if changed since last report

GLI Holding Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-27267-04	75-2146309
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

C/O Greyhound Lines, Inc., 15110 N. Dallas Parkway, Suite 600Dallas, Texas		75248
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 789-7000

n/a
______________________________________________
Former name or former address, if changed since last report

Greyhound de Mexico, S.A. de C.V.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	333-27267-05	None
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

C/O Greyhound Lines, Inc., 15110 N. Dallas Parkway, Suite 600Dallas, Texas		75248
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 789-7000

n/a
______________________________________________
Former name or former address, if changed since last report

Texas, New Mexico & Oklahoma Coaches, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-27267-10	75-0605295
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1313 13th Street, Lubbock, Texas		79408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(806) 763-5389

n/a
______________________________________________
Former name or former address, if changed since last report

T.N.M. & O. Tours, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	333-27267-11	75-1188694
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1313 13th Street, Lubbock, Texas		79408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(806) 763-5389

n/a
______________________________________________
Former name or former address, if changed since last report

Vermont Transit Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Vermont	333-27267-12	03-0164980
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Pine Street, Burlington, Vermont		05401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(802) 862-9671

n/a
______________________________________________
Former name or former address, if changed since last report

Sistema Internacional de Transporte de Autobuses, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-27267-08	75-2548617
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

350N. St. Paul Street, 10th Floor, Dallas, Texas		75201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 849-8616

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 30, 2005, Greyhound Lines, Inc.("Greyhound"), a wholly owned subsidiary of Laidlaw International, Inc. ("Laidlaw") issued press releases announcing that it intends to redeem in full all of its 11.5% senior notes due 2007 and all of its 8.5% convertible debentures due 2007 in conjunction with Laidlaw’s comprehensive plan to recapitalize its balance sheet.

The notes and the debentures will be redeemed at 100% of their principal amount, with accrued interest to the redemption date. Greyhound expects to redeem the senior notes on August 1, 2005 and the convertible debentures on July 21, 2005.

Greyhound also issued a press release announcing that it had deposited $155,079,166.67 with JPMorgan Trust Company, N.A., as Trustee under the indenture for its 11.5% senior notes due 2007 to effect a covenant defeasance, which will remove substantially all of the restrictive covenants on the notes.

Copies of the press releases are furnished as a part of this current report on Form 8-K as Exhibit 99.1, 99.2 and 99.3 and are incorporated herein in their entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated June 30, 2005

99.2 Press Release dated June 30, 2005

99.3 Press Release dated June 30, 2005

Except for historical information contained herein, the statements made in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the intent, belief or current expectations of Greyhound regarding Greyhound’s prospects and future results. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Greyhound operates, and other risks discussed in Greyhound’s filings with the Securities and Exchange Commission from time to time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greyhound Lines, Inc.

July 1, 2005	By:	Cheryl W. Farmer

Name: Cheryl W. Farmer
Title: Senior Vice President - Finance and Treasurer

Atlantic Greyhound Lines of Virginia, Inc.

July 1, 2005	By:	Cheryl W. Farmer

Name: Cheryl W. Farmer
Title: Senior Vice President - Finance and Treasurer

GLI Holding Company

July 1, 2005	By:	Cheryl W. Farmer

Name: Cheryl W. Farmer
Title: Senior Vice President - Finance and Treasurer

Greyhound de Mexico, S.A. de C.V.

July 1, 2005	By:	William J. Gieseker

Name: William J. Gieseker
Title: Examiner

Sistema Internacional de Transporte de Autobuses, Inc.

July 1, 2005	By:	Cheryl W. Farmer

Name: Cheryl W. Farmer
Title: Senior Vice President - Finance and Treasurer

Texas, New Mexico & Oklahoma Coaches, Inc.

July 1, 2005	By:	Cheryl W. Farmer

Name: Cheryl W. Farmer
Title: Senior Vice President - Finance and Treasurer

T.N.M. & O. Tours, Inc.

July 1, 2005	By:	Cheryl W. Farmer

Name: Cheryl W. Farmer
Title: Senior Vice President - Finance and Treasurer

Vermont Transit Co., Inc.

July 1, 2005	By:	Cheryl W. Farmer

Name: Cheryl W. Farmer
Title: Senior Vice President - Finance and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 30, 2005
99.2	Press release dated June 30, 2005
99.3	Press release dated June 30, 2005